SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 20, 1998


                          DIAMOND HOME SERVICES, INC.
               (Exact name of registrant as specified in charter)


         Delaware                         0-20829                36-3886872
(State of other jurisdiction            (Commission            (IRS Employer
   of incorporation)                     File Number)        Identification No.)



222 Church Street, Woodstock, Illinois                                  60098
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code    (815) 334-1414





                                       N/A
          (Former name or former address, if changed since last report)


Item 5.        OTHER EVENTS

On April 20, 1998, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits

          99.1 Press release dated April 20, 1998 issued by the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DIAMOND HOME SERVICES, INC.

Date: April 24, 1998          By:  /s/ Richard G. Reece
                                   Richard G. Reece
                                   Vice President and
                                   Chief Financial Officer